[Letterhead of Sutherland Asbill & Brennan LLP]

                                 April 28, 1999
VIA EDGARLINK

Board of Directors
Glenbrook Life and Annuity Company
3100 Sanders Road
Northbrook, IL 60062

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Scudder Horizon Advantage Variable Annuity Prospectus and in the Statement of Additional Information filed as part of Post-Effective Amendment No. 2 to the registration statement on Form N-4 for Glenbrook Life Scudder Variable Account (A) (File No. 333-60337). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                                   Very truly yours,

                                   Sutherland Asbill & Brennan LLP



                                   By:  /s/  Stephen E. Roth
                                        --------------------
                                        Stephen E. Roth